[LOGO OMITTED]
                                 FLAG INVESTORS
                         INVESTING WITH A DIFFERENCE(R)

                                  REAL ESTATE
                                 SECURITIES FUND

                               Semi-Annual Report
                                  June 30, 2000

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------


o In the first half of 2000 REIT price earnings ratios made some progress in returning to their traditional relationship with the broad market. The combination of current yields and expected earnings growth is expected to produce mid-teens total returns for real estate stocks over the next twelve months, absent further earnings multiple changes.

o The economy continues to support a robust, healthy real estate market. This environment should be fertile for the best run, most financially secure companies. We are increasingly vigilant in anticipating supply imbalances in sectors and regions.

o Managements' ingenuity and abilities are replacing raw capital as the driver of growth and returns. Most companies are developing business plans that are self-financing. Since managements now own a significant share of their companies' stock, increased value-per-share is becoming a more important corporate goal.

o Companies that can embrace and use relevant technology in their core businesses should achieve a faster growth rate and more solid command of their investment and geographic niches. Companies that look to tech because it is trendy, or overindulge, do so at the risk of increasing their risk and diluting their concentration on their core businesses.

o REIT market valuations continue to be cheap compared with the broad market. As of the end of June, REIT stocks in the Fund's portfolio were trading at a discount of 5% to 15% to our mid-year NAV estimates. The overall REIT industry is currently trading at a Funds from Operations (FFO) multiple of less than nine times 2000 estimates versus a historical average multiple of over twelve times.

o We believe these factors make this an excellent time to allocate investment assets to the public real estate sector.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     The Flag Investors Real Estate Securities Fund seeks total return by investing in a diversified portfolio of REITs and real-estate operating companies.

     The sub-advisor and portfolio manager, LaSalle Investment Management (Securities), L.P., has more than a dozen professionals dedicated solely to investing in public real-estate securities. Its management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of real estate portfolio management experience to its efforts on behalf of your Fund.

FUND PERFORMANCE
     On June 30, 2000, the Net Asset Value (NAV) of the Fund was $12.15 per Class A share and $12.13 per Class B share. In addition, monthly dividends were paid in the first six months totaling $0.24 per Class A share and $0.19 per Class B share.

Average Annual Total Return Performance 1

  For the Periods                  Year                                  Since
  Ended June 30, 2000             to Date    1-Year 2    2-Year 2    Inception 3
--------------------------------------------------------------------------------
  Real Estate Securities Fund
--------------------------------------------------------------------------------
      A Shares                    15.63%      4.14%       0.50%       10.17%
--------------------------------------------------------------------------------
      B Shares                    15.09%      3.30%      (0.26)%       9.35%
--------------------------------------------------------------------------------
      Institutional Shares        15.92%      4.55%       0.89%        1.97%
--------------------------------------------------------------------------------
  Wilshire Real Estate
      Securities Index4           11.23%     (3.54)%     (5.32)%       3.39%5
--------------------------------------------------------------------------------

----------
Source: LaSalle Investment Management (Securities), L.P.; Wilshire Associates.
1 PAST  PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS.  These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charge. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. If the applicable sales charges were reflected, the quoted performance would be lower. During the period the Fund waived certain fees and expenses. Had the fees and expenses not been waived, the Fund's return would have been lower. See Additional Performance Information on page 8.
2 Returns less than one year are cumulative.
3 Inception dates: Class A 1/3/95, Class B 1/3/95, Institutional 3/31/97.
4 The  Wilshire   Real  Estate   Securities   Index  is  an   unmanaged   market
  capitalization weighted index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index does not reflect expenses which have been deducted from the Fund's returns.
5 Benchmark return is for the period beginning December 31, 1994.

--------------------------------------------------------------------------------

     The first half of 2000 has been a good one for the economy, for real estate, and for real estate stocks. The real estate industry's solid operating performance and asset values have finally begun to be reflected in the companies' stock prices, and the sector's first-half performance was one of the best in the financial market.

     This relative performance has been the result of the interaction of a variety of factors. Chief among them, in our view, is the concern of some investors over the high valuation accorded technology and very large capitalization companies. Inflation concerns may have also had a role, as well as the relatively small supply of REIT shares for sale due to company buybacks, lack of new equity issues, and the completion of selling programs by maturing unit investment trusts.

     The results of the Fund's portfolio were significantly better than the REIT market as a whole in the first half of 2000, with contributions from our concentration in apartment, office and industrial companies coupled with superior performance by our upscale and luxury hotel holdings. The portfolio is largely made up of high quality, higher growth companies, which we believe will increase their dominance of their markets and sectors in the years to come.

MARKET COMMENT
     Even with this strong performance, the sector today has a valuation that is very low compared with broad market measures. The National Association of Real Estate Investment Trust (NAREIT) Equity Index is at 1993 levels, notwithstanding the fact that Funds From Operations (FFO -- the measure of REIT earnings) are up 70% over the period.

                               REIT EQUITY INDEX

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Jan-92 196.23
Feb-92 190.17
Mar-92 185.91
Apr-92 183.95
May-92 190.78
Jun-92 187.15
Jul-92 194.06
Aug-92 193.48
Sep-92 196.36
Oct-92 194.83
Nov-92 197.69
Dec-92 200.26
Jan-93 211.88
Feb-93 222.09
Mar-93 239.92
Apr-93 228.05
May-93 223.4
Jun-93 229.61
Jul-93 232.36
Aug-93 236.94
Sep-93 247.62
Oct-93 241.61
Nov-93 227.47
Dec-93 226.18
Jan-94 231.33
Feb-94 240.36
Mar-94 230.67
Apr-94 233.02
May-94 236.56
Jun-94 231
Jul-94 228.26
Aug-94 227.5
Sep-94 222.52
Oct-94 213.15
Nov-94 204.14
Dec-94 218.2
Jan-95 211.37
Feb-95 215.24
Mar-95 213.58
Apr-95 211.64
May-95 219.02
Jun-95 221.72
Jul-95 223.49
Aug-95 224.56
Sep-95 227.66
Oct-95 220.9
Nov-95 221.3
Dec-95 232.5
Jan-96 235.52
Feb-96 236.98
Mar-96 234.99
Apr-96 234.05
May-96 238.43
Jun-96 240.81
Jul-96 240.47
Aug-96 248.24
Sep-96 250.07
Oct-96 255.67
Nov-96 265.14
Dec-96 297.57
Jan-97 292.94
Feb-97 290.57
Mar-97 289.13
Apr-97 278.04
May-97 285.87
Jun-97 298.68
Jul-97 306.06
Aug-97 303.63
Sep-97 329.83
Oct-97 318.86
Nov-97 323.96
Dec-97 330.2
Jan-98 326.7
Feb-98 327.7
Mar-98 324.5
Apr-98 311.7
May-98 307.8
Jun-98 305.2
Jul-98 283.6
Aug-98 255.3
Sep-98 268.63
Oct-98 262
Nov-98 266.8
Dec-98 259
Jan-99 255
Feb-99 248
Mar-99 244
Apr-99 264
May-99 270
Jun-99 262
Jul-99 252
Aug-99 248
Sep-99 236
Oct-99 228
Nov-99 223
Dec-99 227
Jan-00 228
Feb-00 224
Mar-00 229
Apr-00 243
May-00 244
Jun-00 248

Source: National Association of Real Estate Investment Trust

--------------------------------------------------------------------------------
                REIT EARNINGS RATIOS: REITS VERSUS S&P 500 INDEX

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           S&P 500 INDEX        Price/4 Quarters Forward FFO Multiple
92            17.86                             12.96
              17.44                             12.95
              17.55                             13.78
              17.68                             13.98
93            17.9                              15.3
              17.3                              14.35
              16.9                              14.7
              16.4                              12.5
94            15.2                              12.3
              14.7                              12.1
              14.8                              11.4
              13.9                              11.3
95            14.5                              10.9
              15.1                              11.1
              13.7                              11.2
              14.5                              11.4
96            15.4                              11.3
              15.6                              11.4
              14.1                              11.8
              15.8                              13.7
97            16.2                              12.6
              18.9                              12.9
              20.7                              13.6
              21.2                              13
98            24.1                              12.2
              24.8                              11.3
              20                                9.6
              24.1                              9.5
99            25.2                              8.6
              26.9                              8.8
              23                                8.2
              26.2                              8.5
2000          26.8                              8.2
              25.9                              8.4

Source: National Association of Real Estate Investment Trust and Bloomburg

     Companies' share prices are also attractive relative to the values of their underlying assets. Discounts average nearly 10%, with discounts of 5% or more even in many of the best companies. Price discounts to the real estate companies' Intrinsic Values (their values as going businesses) are even higher, ranging from 15% to 25% today.

                       REIT PRICE VERSUS NET ASSET VALUE

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Jun-94     5.3%
Jul-94     3.8%
Aug-94     1.3%
Sep-94     0.2%
Oct-94    -4.7%
Nov-94    -8.1%
Dec-94     4.5%
Jan-95    -0.4%
Feb-95    -0.9%
Mar-95    -1.4%
Apr-95    -3.6%
May-95     0%
Jun-95     0.1%
Jul-95     1.4%
Aug-95     1.6%
Sep-95     4.2%
Oct-95     1.7%
Nov-95    -0.1%
Dec-95     8.2%
Jan-96     7.6%
Feb-96     9.1%
Mar-96     8.8%
Apr-96     6%
May-96     8.4%
Jun-96     11.1%
Jul-96     9.6%
Aug-96     13.3%
Sep-96     13.8%
Oct-96     15.6%
Nov-96     19%
Dec-96     28.2%
Jan-97     29.4%
Feb-97     26.9%
Mar-97     27.5%
Apr-97     18.9%
May-97     21.6%
Jun-97     25.5%
Jul-97     27.6%
Aug-97     25.7%
Sep-97     30.2%
Oct-97     19.5%
Nov-97     22.2%
Dec-97     24%
Jan-98     21.4%
Feb-98     12.7%
Mar-98     14.4%
Apr-98     10.4%
May-98     9.8%
Jun-98     8.1%
Jul-98     1%
Aug-98    -8%
Sep-98     0.5%
Oct-98    -1.5%
Nov-98    -0.9%
Dec-98    -2.2%
Jan-99    -5.2%
Feb-99    -7.1%
Mar-99    -11.7%
Apr-99    -3.6%
May-99     0%
Jun-99    -1.5%
Jul-99    -5.6%
Aug-99    -7.3%
Sep-99    -11.8%
Oct-99    -15%
Nov-99    -17.4%
Dec-99    -16.5%
Mar-00    -16.3%
Apr-00    -11.4%
May-00    -11.8%
Jun-00    -9.1%

Source: National Association of Real Estate Investment Trust

--------------------------------------------------------------------------------

     The economy continues to perform well with limited inflation, although gasoline prices are of concern this summer, and there are both skilled and unskilled labor shortages building up in many high-tech centers. Retail sales continue to be strong, and office vacancies are approaching historically low levels in some markets. Apartment occupancies are stable to rising, with rent increases outstripping inflation. Interest rates are increasing somewhat, which should curtail new commercial building and possibly slow new home sales. Fewer new buildings should be mild positives for the investment real estate sectors affected.

     As a result, solid increases in the earnings of real estate owners and developers continue. Although second quarter results have been reported for only a few companies thus far, earnings growth rates are expected to exceed 10% in many cases compared with second quarter 1999. For the full year we expect industry earnings growth in Funds From Operations (FFO) per share in the 8%-9% range, and expect 2001's average growth will exceed 8% as well. Companies in our portfolios are growing faster than the average, with earnings growth of 11%-12% expected in 2000, and more than 10% in 2001.

     Technology continues to be a matter of interest in the real estate business, with many of the public companies participating in several of the consortia that have been developed in the past few months to take advantage of the

LaSalle Real Estate Company Universe: Earning and Dividends

                                       Current              FFO/Share Growth
                                   Dividend Yield       2000 (estimate) vs. 1999
--------------------------------------------------------------------------------
  Apartments                            6.7%                    10.9%
--------------------------------------------------------------------------------
  Diversified                           5.7%                    13.3%
--------------------------------------------------------------------------------
  Factory Outlets                      14.4%                    12.3%
--------------------------------------------------------------------------------
  Health Care                          13.6%                     2.5%
--------------------------------------------------------------------------------
  Lodging                               5.4%                     6.1%
--------------------------------------------------------------------------------
  Manufactured Homes                    7.0%                     9.5%
--------------------------------------------------------------------------------
  Net Lease                             9.0%                     6.3%
--------------------------------------------------------------------------------
  Office/Industrial                     6.4%                    12.0%
--------------------------------------------------------------------------------
  Regional Malls                        8.6%                    10.9%
--------------------------------------------------------------------------------
  Self Storage                          7.1%                    11.0%
--------------------------------------------------------------------------------
  Shopping Centers                      8.8%                    12.0%
--------------------------------------------------------------------------------
  Weighted Average                      7.1%                    10.8%
--------------------------------------------------------------------------------

Source: LaSalle Investment Management (Securities) buying power of large landlords, or act as incubators for a variety of technological innovations with applicability to real estate. We do not expect this to make dramatic differences in companies' earnings over the intermediate term, and think the best real estate companies will generally also be the ones that are the most tech-savvy.

     Real estate sector performance was solid with most regions and sectors posting double-digit total returns so far this year. Hospitality has done particularly well, led by high-quality upscale and luxury hotel owners and operators. Office/industrial and apartments were also good performers, reflecting their strong underlying performance and prospects.

     More than half of the growth in the United States economy is in less than two dozen "technology nodes" and strong central business districts. Strong demand, usually combined with supply and planning constraints, is resulting in above-average growth and expected stability. The bulk of the investments in the Fund are located in these regions.

Regional Allocation at June 30, 2000
(percentages are based on market value of total investments in the Portfolio)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Mountain             5%
Northeast           24%
West North Central   3%
East North Central  11%
Pacific             24%
Mideast              9%
Southeast           14%
Southwest           10%

Source: LaSalle Investment Management (Securities)

PUBLIC MARKET TRENDS
     From time to time we find it useful to look at the longer-term trends that will affect the real estate business and the investors and operators who participate in it.

o Capital constraints and higher real estate prices are reducing asset growth among the public real estate companies. The bulk of earnings growth over the next two years will come from development, existing asset repositioning, and taxable subsidiary investments. The REIT Modernization Act (RMA) will offer opportunities for more aggressive companies to differentiate themselves and increase their profitability.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

o Capital structures are expected to continue to evolve, with more joint ventures, asset sales, stock buybacks, and partial or complete corporate liquidations. Mergers and acquisitions should continue, with most profits being made by the sellers.

o Technology is becoming more important to the real estate industry. Tech-rich regions of the country are expected to have higher growth, coupled with more volatility and inflation. This is an investment positive, but requires continued monitoring.

o Basic technologies, such as wiring and web-site support, are becoming commodities. Although they offer only moderate potential increases in profits, companies that do not provide them will be at a significant operating and marketing disadvantage.

o Major technology initiatives by real estate companies can lead to increased growth and competitive strength, with the caveat that technology, like any development initiative, dampens short term results and increases risk and potential volatility.

o Moderate rates of inflation and higher interest rates should favor those companies with appropriate leverage and financing in place. It is now more important to monitor and evaluate companies' capital structures.

o Individual company selection continues to be the primary investment criterion, but market and valuation imbalances among sectors and regions may build up over time.

CAPITAL MARKETS
     The past six months have been the quietest period for public REIT capital since prior to 1993. There were no public equity offerings and just over $3 billion of debt was issued, in contrast to total capital of more than $14 billion raised in the peak second quarter of 1998.

Capital Raising Activities

                                             Quarter ended               Year to
  ($ millions)                           6/30/00         3/31/00          Date
--------------------------------------------------------------------------------
  Initial Public Offering                    --             --              --
--------------------------------------------------------------------------------
  Other Common Equity                        15            298             313
--------------------------------------------------------------------------------
  TOTAL EQUITY                               15            298             313
--------------------------------------------------------------------------------
  Public Debt,Preferred                   1,135          2,286           3,421
--------------------------------------------------------------------------------
  TOTAL PUBLIC CAPITAL                    1,150          2,584           3,734
--------------------------------------------------------------------------------

Source: National Association of Real Estate Investment Trust

--------------------------------------------------------------------------------

     There has been considerably more capital provided during this period by the private sector from asset sales and institutional joint ventures. Merger activity has picked up as well. While conventional wisdom says that profits in mergers belong to the sellers, the typical deal today is priced at close to the selling company's current price; no deals have been priced at a premium to Net Asset Value.

     While debt-to-market capital ratios have recently eased to some extent as stock prices have recovered, leverage ratios in the sector have increased somewhat over the past two years. Most of the increase has had its impetus in the evolving nature of public real estate companies' portfolios, which now consist of more stabilized or repositioned property and less work-in-process.

     Financial  coverage  remains  strong,  and most  REITs  have  significantly reduced their dividend payout ratios. Concern is often voiced that a disproportionate amount of equity will be raised if prices recover, but most companies are not counting on additional public capital, focusing instead on selling or joint venturing assets to raise capital that is then put to a variety of uses.

INVESTMENT STRATEGY
     The Fund's portfolio continues to focus on high quality, market dominant companies, with appropriate concern for valuation. We believe these firms have the ability to command their region or sector, and that their financial flexibility and excellent managements will enable them to compete effectively in the changing real estate and economic environment.

     These investments are supplemented with holdings in selected companies that have the potential to become market dominant in the future, or where we believe that an event or other change in a company's condition or environment could produce attractive returns over the intermediate return. We believe this continues to be an excellent time to initiate or increase positions in real estate equities.

Very truly yours,

     /S/ SIGNATURE                    /S/ SIGNATURE             /S/ SIGNATURE
  WILLIAM K. MORRILL, JR.            KEITH R. PAULEY         JAMES A. ULMER III


  William K. Morrill, Jr.            Keith R. Pauley         James A. Ulmer III
         President              Executive Vice President       Vice President

July 30, 2000

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION
     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

     The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for Class B Shares. The contingent deferred sales charge for Class B shares declines from a maximum of 5.0% to 0% after six years. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B
Shares investors who continued to hold their shares past the end of the specified time period.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

Average Annual Total Return 1

  Periods Ended 6/30/00         1 Year        5 Years      Since Inception 2
--------------------------------------------------------------------------------
  Class A Shares                (1.59)%          8.62%             9.04%
--------------------------------------------------------------------------------
  Class B Shares                (1.86)%          8.59%             9.15%
--------------------------------------------------------------------------------
  Institutional Shares           4.55%             --%             1.97%
--------------------------------------------------------------------------------

------------
1 PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. Investment return and principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's applicable sales charge.During the period the Fund waived certain fees and expenses.
2 Inception dates: Class A 1/3/95, Class B 1/3/95, Institutional 3/31/97.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                            JUNE 30, 2000
(UNAUDITED)

                                                               PERCENT   UNREALIZED
                                         MARKET    MARKET      OF NET       GAIN/
   SHARES           SECURITY              PRICE     VALUE      ASSETS      (LOSS)
------------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
APARTMENTS -- 22.6%
   33,300  Apartment Investment &
             Management Co.              $43.25  $ 1,440,225       5.5%   $ 316,443
   42,485  AvalonBay Communities, Inc.    41.75    1,773,749       6.8      221,215
    7,104  Camden Property Trust          29.38      208,680       0.8       (5,436)
   26,950  Equity Residential Properties
             Trust                        46.00    1,239,700       4.7      157,965
   28,252  Post Properties, Inc.          44.00    1,243,088       4.8      199,453
                                                 -----------     -----    ---------
                                                   5,905,442      22.6      889,640
DIVERSIFIED/OTHER -- 13.4%
   50,000  Beacon Capital Partners 1,2    11.59      579,450       2.3       11,966
   78,600  Catellus Development Corp.1    15.00    1,179,000       4.5     (281,096)
   22,600  IStar Financial                20.94      473,187       1.8       54,879
   36,100  Vornado Realty Trust           34.75    1,254,475       4.8      212,742
                                                 -----------     -----    ---------
                                                   3,486,112      13.4       (1,509)
FACTORY OUTLETS -- 3.5%
   26,700  Chelsea GCA Realty, Inc.       34.56      922,819       3.5       78,443
                                                 -----------     -----    ---------
                                                     922,819       3.5       78,443
HOTELS/MOTELS -- 7.6%
   19,283  Host Marriott Corp.             9.37      180,778       0.7     (116,152)
   20,848  MeriStar Hospitality Corp.1    21.00      437,808       1.7     (181,329)
   14,500  MeriStar Hotels &
             Resorts, Inc.1                2.87       41,687       0.1      (48,439)
   41,000  Starwood Hotels &Resorts       32.56    1,335,062       5.1     (349,138)
                                                 -----------     -----    ---------
                                                   1,995,335       7.6     (695,058)
MOBILE HOMES -- 0.7%
    5,200  Sun Communities, Inc.          33.44      173,875       0.7       (5,672)
                                                 -----------     -----    ---------
                                                     173,875       0.7       (5,672)
OFFICE/INDUSTRIAL -- 36.3%
   21,900  Boston Properties, Inc.        38.62      845,887       3.2      102,122
   74,776  Duke Realty Investments, Inc.  22.38    1,673,113       6.4       65,362
   45,479  Equity Office Properties Trust 27.56    1,253,515       4.8      (98,915)
   19,100  General Growth
             Properties, Inc.             31.75      606,425       2.3       37,808
   19,500  Kilroy Realty Corp.            25.94      505,781       1.9       50,856
   38,100  Mack-Cali Realty Corp.         25.69      978,694       3.7     (482,129)
    6,300  Mission West Properties        10.50       66,150       0.3       12,748

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)                                JUNE 30, 2000
(UNAUDITED)

                                                               PERCENT   UNREALIZED
                                         MARKET    MARKET      OF NET       GAIN/
   SHARES           SECURITY              PRICE     VALUE      ASSETS      (LOSS)
------------------------------------------------------------------------------------
COMMON STOCK (CONCLUDED)
OFFICE/INDUSTRIAL (CONCLUDED)
   19,800  Prologos Trust                $21.31   $  421,988       1.6%    $ 37,572
   12,000  PS Business Parks, Inc.        24.00      288,000       1.1       (3,405)
   52,700  Reckson Associates             23.75    1,251,594       4.8      101,809
   13,500  SL Green Realty Corp.          26.75      361,125       1.4       58,507
   27,000  Spieker Properties, Inc.       46.00    1,242,000       4.8      260,310
                                                 -----------     -----    ---------
                                                   9,494,272      36.3      142,645
REGIONAL MALLS -- 5.0%
      900  Macerich Co.                   22.06       19,856       0.1       (3,477)
   27,200  Rouse Company                  24.75      673,200       2.6      (76,858)
   27,700  Simon Property Group, Inc.     22.19      614,594       2.3     (137,941)
                                                 -----------     -----    ---------
                                                   1,307,650       5.0     (218,276)
RETAIL -- 3.0%
   22,200  Developers Diversified
             Realty Corp.                 14.94      331,613       1.3      (74,565)
    8,900  Kimco Realty Corp.             41.00      364,900       1.4       17,211
    3,900  Pan Pacific Retail
             Properties, Inc.             20.13       78,488       0.3          780
                                                 -----------     -----    ---------
                                                     775,001       3.0      (56,574)
SELF STORAGE -- 6.0%
   52,000  Public Storage, Inc.           23.44    1,218,750       4.6     (126,282)
   12,100  Storage USA, Inc.              29.50      356,950       1.4      (43,693)
                                                 -----------     -----    ---------
                                                   1,575,700       6.0     (169,975)
TOTAL COMMON STOCK
   (Cost $25,672,542)                             25,636,206      98.1      (36,336)
                                                 -----------     -----    ---------
TOTAL INVESTMENTS -- 98.1%
   (Cost $25,672,542)3                           $25,636,206      98.1%

OTHER ASSETS IN EXCESS
   OF LIABILITIES -- 1.9%                            496,708       1.9
                                                 -----------     -----
NET ASSETS -- 100.0%                             $26,132,914     100.0%
                                                 ===========     =====

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER:
  Class A Share
    ($20,631,791 (DIVIDE) 1,697,818 shares outstanding) $12.15
                                                        ======
  Class B Share
    ($4,901,569 (DIVIDE) 404,190 shares outstanding)    $12.13 4
                                                        ======
  Institutional Share
    ($599,554 (DIVIDE) 48,803 shares outstanding)       $12.29
                                                        ======
MAXIMUM OFFERING PRICE PER:
  Class A Share
    ($12.15 (DIVIDE) 0.945)                             $12.86 5
                                                        ======
  Class B Share                                         $12.13
                                                        ======
  Institutional Share                                   $12.29
                                                        ======
---------
1 Non-income producing security for the last six months.
2 Security is fair valued by management using procedures adopted by the Board of
  Directors (see Note 1).
3 Aggregate cost for federal tax purposes was $25,672,542.
4 Redemption  value is $11.52  following a maximum 5% contingent  deferred sales charge.
5 Reflects the effect of Class A's applicable 5.5% front-end sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
(UNAUDITED)
                                                                     FOR THE SIX
                                                                    MONTHS ENDED
                                                                       JUNE 30,
--------------------------------------------------------------------------------
                                                                        2000
Investment income:
   Dividends .................................................      $   746,053
   Interest ..................................................            9,685
                                                                    -----------
             Total income ....................................          755,738
                                                                    -----------

Expenses:
   Investment Advisory Fee ...................................           82,467
   Distribution fees:
     Class A Shares ..........................................           25,120
     Class B Shares ..........................................           23,423
   Professional Fees .........................................           44,755
   Registration Fees .........................................           39,034
   Transfer Agent Fee ........................................           24,628
   Accounting Fees ...........................................           13,639
   Shareholder Reporting Fee .................................           11,968
   Custodian Fee .............................................           11,903
   Directors' Fee ............................................              998
   Organization Fee ..........................................              233
   Miscellaneous .............................................            1,492
                                                                    -----------
             Total expenses ..................................          279,660

   Less:Fees waived ..........................................         (105,541)
                                                                    -----------
             Net expenses ....................................          174,119
                                                                    -----------
   Net investment income .....................................          581,619
                                                                    -----------
Realized and unrealized gain/(loss) on investments:

   Net realized loss from securities transactions ............       (2,915,582)
   Change in unrealized appreciation/depreciation
      of investments .........................................        5,961,544
                                                                    -----------
   Net realized and unrealized gain on investments ...........        3,045,962
                                                                    -----------
Net increase in net assets resulting from operations .........      $ 3,627,581
                                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE SIX       FOR THE
                                                   MONTHS ENDED      YEAR ENDED
                                                     JUNE 30,       DECEMBER 31,
--------------------------------------------------------------------------------
                                                       2000 1            1999

Increase/(Decrease) in Net Assets:
Operations:
   Net investment income .....................    $    581,619     $  1,543,931
   Net realized loss from securities
      transactions ...........................      (2,915,582)      (1,583,256)
   Change in unrealized appreciation/
     depreciation of investments .............       5,961,544       (1,018,806)
                                                  ------------     ------------
   Net increase/(decrease) in net assets
     resulting from operations ...............       3,627,581       (1,058,131)
                                                  ------------     ------------
Distributions to Shareholders from:
   Net investment income:
     Class A Shares ..........................        (436,923)      (1,094,740)
     Class B Shares ..........................         (82,466)        (204,218)
     Institutional Shares ....................         (13,657)         (24,521)
                                                  ------------     ------------
   Net realized long-term gains:
     Class A Shares ..........................              --         (278,279)
     Class B Shares ..........................              --          (58,997)
     Institutional Shares ....................              --           (6,919)
                                                  ------------     ------------
   Total distributions .......................        (533,046)      (1,667,674)
                                                  ------------     ------------
Capital Share Transactions:
   Proceeds from sale of shares ..............       1,588,757        3,801,514
   Value of shares issued in
     reinvestment of dividends ...............         498,234        1,381,079
   Cost of shares redeemed ...................      (4,807,607)     (18,159,727)
                                                  ------------     ------------
   Decrease in net assets derived from
     capital share transactions ..............      (2,720,616)     (12,977,134)
                                                  ------------     ------------
   Total increase/(decrease) in net assets ...         373,919      (15,702,939)

Net Assets:
   Beginning of period .......................      25,758,995       41,461,934
                                                  ------------     ------------
   End of period .............................    $ 26,132,914     $ 25,758,995
                                                  ============     ============
----------
1 Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    FOR THE SIX                                                    FOR THE PERIOD
                                                   MONTHS ENDED                                                  JANUARY 3, 1995 1
                                                     JUNE 30,             FOR THE YEARS ENDED DECEMBER 31,      THROUGH DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                      2000 5        1999         1998         1997        1996             1995
Per Share Operating Performance:
   Net asset value at beginning of period .........   $10.74      $11.64       $15.78       $13.89      $11.20            $10.00
                                                      ------      ------       ------       ------      ------            ------
Income from Investment Operations:
   Net investment income ..........................     0.26        0.53         0.58         0.52        0.61              0.56
   Net realized and unrealized gain/(loss)
     on investments ...............................     1.39       (0.85)       (3.79)        2.44        2.90              1.21
                                                      ------      ------       ------       ------      ------            ------
   Total from Investment Operations ...............     1.65       (0.32)       (3.21)        2.96        3.51              1.77
                                                      ------      ------       ------       ------      ------            ------
Less Distributions:
   Distributions from net investment income .......    (0.24)      (0.44)       (0.46)       (0.60)      (0.58)            (0.49)
   Distributions from net realized capital gains ..       --       (0.14)       (0.43)       (0.47)      (0.22)            (0.05)
   Return of capital ..............................       --          --        (0.04)          --       (0.02)            (0.03)
                                                      ------      ------       ------       ------      ------            ------
   Total distributions ............................    (0.24)      (0.58)       (0.93)       (1.07)      (0.82)            (0.57)
                                                      ------      ------       ------       ------      ------            ------
   Net asset value at end of period ...............   $12.15      $10.74       $11.64       $15.78      $13.89            $11.20
                                                      ======      ======       ======       ======      ======            ======

   Total Return2 ..................................    15.63%      (2.85)%     (20.82)%      22.01%      32.70%            18.19%
Ratios to Average Daily Net Assets:
   Expenses Before Waivers ........................     1.99%3      1.86%        1.55%        1.58%       2.28%             3.25%3
   Expenses After Waivers .........................     1.25%3      1.25%        1.25%        1.25%       1.25%             1.25%3,4
   Net investment income ..........................     4.69%3      4.67%        4.28%        3.87%       5.29%             6.09%3,4
Supplemental Data:
   Net assets at end of period (000) ..............  $20,632     $20,449      $33,239      $41,773     $19,816            $7,171
   Portfolio turnover rate ........................       11%          7%          24           35%         23%               28%

------------
1 Commencement of operations.
2 Total  return  excludes the effect of sales charge.
3 Annualized.
4 Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.
5 Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.
14                                                                            15

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    FOR THE SIX                                                    FOR THE PERIOD
                                                   MONTHS ENDED                                                  JANUARY 3, 1995 1
                                                     JUNE 30,             FOR THE YEARS ENDED DECEMBER 31,      THROUGH DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                      2000 5        1999         1998         1997        1996             1995
Per Share Operating Performance:
   Net asset value at beginning of period ..........  $10.72      $11.60       $15.71       $13.84      $11.18            $10.00
                                                      ------      ------       ------       ------      ------            ------
Income from Investment Operations:
   Net investment income ...........................    0.22        0.43         0.47         0.42        0.52              0.50
   Net realized and unrealized gain/(loss)
     on investments ................................    1.38       (0.83)       (3.77)        2.42        2.89              1.20
                                                       ------      ------       ------       ------      ------            ------
   Total from Investment Operations ................    1.60       (0.40)       (3.30)        2.84        3.41              1.70
                                                      ------      ------       ------       ------      ------            ------
Less Distributions:
   Dividends from net investment income ............   (0.19)      (0.34)       (0.34)       (0.50)      (0.51)            (0.42)
   Distributions from net realized capital gains ...      --       (0.14)       (0.43)       (0.47)      (0.22)            (0.05)
   Return of capital ...............................      --          --        (0.04)       --          (0.02)            (0.05)
                                                      ------      ------       ------       ------      ------            ------
   Total distributions .............................   (0.19)      (0.48)       (0.81)       (0.97)      (0.75)            (0.52)
                                                      ------      ------       ------       ------      ------            ------
   Net asset value at end of period ................  $12.13      $10.72       $11.60       $15.71      $13.84            $11.18
                                                      ======      ======       ======       ======      ======            ======

Total Return2 ......................................   15.09%      (3.50)%     (21.39)%      21.11%      31.67%            17.40%
Ratios to Average Daily Net Assets:
Expenses Before Waivers ............................    3.18%3      2.61%        2.30%        2.33%       3.03%             4.05%3
Expenses After Waivers .............................    2.00%3      2.00%        2.00%        2.00%       2.00%             2.00%3,4
Net investment income ..............................    3.91%3      3.89%        3.48%        3.12%       4.46%             5.39%3,4
Supplemental Data:
   Net assets at end of period (000) ...............  $4,902      $4,725       $7,641       $9,799      $5,295            $3,016
Portfolio turnover rate ............................      11%          7%          24%          35%         23%               28%

------------
1 Commencement of operations.
2 Total  return  excludes the effect of sales charge.
3 Annualized.
4 Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25%.
5 Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

16                                                                            17

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               FOR THE PERIOD
                                                       FOR THE SIX                                            MARCH 31, 1997 1
                                                      MONTHS ENDED                                                THROUGH
                                                        JUNE 30,          FOR THE YEARS ENDED DECEMBER 31,     DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                          2000 3           1999             1998                    1997
Per Share Operating Performance:
   Net asset value at beginning of period ..............  $10.84          $11.74          $15.91                   $14.19
                                                          ------          ------          ------                   ------
Income from Investment Operations:
   Net investment income ...............................    0.28            0.58            0.58                     0.47
   Net realized and unrealized gain/(loss)
     on investments ....................................    1.42           (0.87)          (3.78)                    2.14
                                                          ------          ------          ------                   ------
   Total from Investment Operations ....................    1.70           (0.29)          (3.20)                    2.61
                                                          ------          ------          ------                   ------
Less Distributions:
   Dividends from net investment income ................   (0.25)          (0.47)          (0.50)                   (0.42)
   Distributions from net realized capital gains .......      --           (0.14)          (0.43)                   (0.47)
   Return of capital ...................................      --              --           (0.04)                   --
                                                          ------          ------          ------                   ------
   Total distributions .................................   (0.25)          (0.61)          (0.97)                   (0.89)
                                                          ------          ------          ------                   ------
   Net asset value at end of period ....................  $12.29          $10.84          $11.74                   $15.91
                                                          ======          ======          ======                   ======

Total Return ...........................................   15.92%          (2.56)%        (20.64)%                  18.84%
Ratios to Average Daily Net Assets:
   Expenses Before Waivers .............................    1.70%2          1.61%           1.28%                    1.39%2
   Expenses After Waivers ..............................    1.00%2          1.00%           1.00%                    1.00%2
   Net investment income ...............................    5.04%2          5.18%           4.73%                    4.30%2
Supplemental Data:
   Net assets at end of period (000) ...................   $ 600           $ 585           $ 582                    $ 288
   Portfolio turnover rate .............................      11%              7%             24%                      35%

----------
1 Commencement of operations.
2 Annualized.
3 Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.
18                                                                            19

FLAG INVESTORS REAL ESTATE SECURITIES FUND
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994, and began operations January 3, 1995, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Its objective is to seek total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

     The Fund consists of three active share classes: Class A Shares and Class B Shares, which both began operations January 3, 1995, and Institutional Shares, which began operations March 31, 1997.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 5.50% maximum front-end sales charge and the Class B Shares have a 5.00% maximum contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares have neither a sales charge nor a distribution fee.

     When preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States, management makes estimates and assumptions. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. VALUATION OF SECURITIES -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. The Fund values short-term obligations with maturities of 60 days or less at amortized cost. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTE 1 -- CONTINUED

        ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Furthermore, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material. At June 30, 2000, there was one Board valued security valued at $529,500 representing 2.03% of net assets of the Fund.

     B. REPURCHASE  AGREEMENTS -- The Fund may enter into  tri-party  repurchase
        agreements  with   broker-dealers   and  domestic  banks.  A  repurchase
        agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAX -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses are allocated

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- CONCLUDED

        to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began operations.

        Real Estate Investment Trusts ("REITs") provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends may consist of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

NOTE 2 -- INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Investment Company Capital Corp. ("ICCC"), an indirect subsidiary of Deutsche Bank AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million. For the six months ended June 30, 2000, ICCC's advisory fee was $82,467 of which, $14,001 was payable at the end of the period.

     ICCC has agreed to waive a portion of its fee and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.25% of the Class AShares' average daily net assets, 2.00% of the Class B shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. ICCCwaived fees of $105,541 for the six months ended June 30, 2000.

     LaSalle Investment Management (Securities), L.P. ("LaSalle") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICCCpaysLaSalle a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million.

22
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FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 2 -- CONCLUDED

     ICCC also provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the six months ended June 30, 2000, ICCC's fee was $13,639 of which, $2,298 was payable at the end of the period.

     ICCC also provides transfer agency services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly. For the six months ended June 30, 2000, ICCC's fee was $24,628 of which, $17,358 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICCC and LaSalle.

     ICC Distributors, Inc. provides distribution services to the Fund for which the Fund pays ICCDistributors an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25%, of the Class A Shares' average daily net assets and 0.75% of the Class B Shares average daily net assets. Class B Shares also are subject to a 0.25% shareholder servicing fee. For the six months ended June 30, 2000, ICC Distributor's fee was $48,543 of which, $8,271 was payable at the end of the period.

     Bankers Trust Company, an affiliate of the advisor, is the Fund's custodian. For the six months ended June 30, 2000, custody fees amounted to $11,903 of which, $29,843 was payable at the end of the period.

     The Fund participates along with other Flag Investors funds in a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended June 30, 2000 was $324 and the accrued liability was $1,939.

                                                                              23
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FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to 30 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B, 15 million Class C, 5 million Institutional Class and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                     CLASS A SHARES
                                           ----------------------------------
                                            FOR THE SIX           FOR THE
                                            MONTHS ENDED         YEAR ENDED
                                           JUNE 30, 2000 1     DEC. 31, 1999
                                           ---------------     --------------
Shares sold .............................        87,649             234,138
Shares issued to shareholders on
  reinvestment  of dividends ............        33,989             102,913
Shares redeemed .........................      (327,777)         (1,289,617)
                                           ------------        ------------
Net decrease in shares outstanding ......      (206,139)           (952,566)
                                           ============        ============
Proceeds from sale of shares ............  $    962,111        $  2,736,131
Value of reinvested dividends ...........       372,021           1,159,479
Cost of shares redeemed .................    (3,600,744)        (14,527,139)
                                           ------------        ------------
Net decrease from capital share
  transactions ..........................  $ (2,266,612)       $(10,631,529)
                                           ============        ============

                                                     CLASS B SHARES
                                           ----------------------------------
                                            FOR THE SIX           FOR THE
                                            MONTHS ENDED         YEAR ENDED
                                           JUNE 30, 2000 1     DEC. 31, 1999
                                           ---------------     --------------
Shares sold .............................        55,810              92,453
Shares issued to shareholders on
  reinvestment of dividends .............        10,083              17,489
Shares redeemed .........................      (102,597)           (327,505)
                                            -----------         -----------
Net decrease in shares outstanding ......       (36,704)           (217,563)
                                            ===========         ===========
Proceeds from sale of shares ............   $   623,341         $ 1,042,883
Value of reinvested dividends ...........       114,494             193,940
Cost of shares redeemed .................    (1,129,319)         (3,632,588)
                                            -----------         -----------
Net decrease from capital share
   transactions .........................   $  (391,484)        $(2,395,765)
                                            ===========         ===========

------------
1 Unaudited.

24
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FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTE 3 -- (CONCLUDED)

                                                  INSTITUTIONAL SHARES
                                           ----------------------------------
                                            FOR THE SIX           FOR THE
                                            MONTHS ENDED         YEAR ENDED
                                           JUNE 30, 2000 1     DEC. 31, 1999
                                           ---------------     --------------
Shares sold ............................            297             1,926
Shares issued to shareholders on
  reinvestment of dividends ............          1,058             2,446
Shares redeemed ........................         (6,489)             --
                                               --------          --------
Net increase/(decrease) in shares
   outstanding .........................         (5,134)            4,372
                                               ========          ========
Proceeds from sale of shares ...........       $  3,305          $ 22,500
Value of reinvested dividends ..........         11,719            27,660
Cost of shares redeemed ................        (77,544)             --
                                               --------          --------
Net increase/(decrease) from
  capital share transactions ...........       $(62,520)         $ 50,160
                                               ========          ========
--------
1 Unaudited.

NOTE 4 -- INVESTMENT TRANSACTIONS

     Excluding  short-term  obligations,   purchases  of  investment  securities
aggregated $2,731,354 and sales of investment securities aggregated $4,575,269 for the six months ended June 30, 2000.

     For Federal income tax purposes, the tax cost of investments held at June 30, 2000 was $25,672,542. At June 30, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,998,190, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,034,526.

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 5 -- NET ASSETS

     At June 30, 2000, net assets consisted of:
     Paid-in Capital:
         Class A Shares ....................................       $ 23,794,901
         Class BShares .....................................          5,448,105
         Institutional Shares ..............................            810,986
     Undistributed net investment income ...................             48,573
     Accumulated net realized loss from security
       transactions ........................................         (3,933,315)
     Net unrealized depreciation of investments ............            (36,336)
                                                                   ------------
                                                                   $ 26,132,914
                                                                   ============
NOTE 6 -- FEDERAL INCOME TAX INFORMATION

     The Fund has deferred post October capital losses of $1,559,306 to next year.

26
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

FLAG INVESTORS REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS


                                 Richard T. Hale
                                    CHAIRMAN

                                 RICHARD R. BURT
                                    DIRECTOR

                               JOSEPH R. HARDIMAN
                                    DIRECTOR

                                  LOUIS E. LEVY
                                    DIRECTOR

                               EUGENE J. MCDONALD
                                    DIRECTOR

                                REBECCA W. RIMEL
                                    DIRECTOR

                                TRUMAN T. SEMANS
                                    DIRECTOR

                               ROBERT H. WADSWORTH
                                    DIRECTOR

                             WILLIAM K. MORRILL, JR.
                                    PRESIDENT

                                 KEITH R. PAULEY
                            EXECUTIVE VICE PRESIDENT

                               JAMES A. ULMER III
                                 VICE PRESIDENT

                                CHARLES A. RIZZO
                                    TREASURER

                                  AMY M. OLMERT
                                    SECRETARY

                                DANIEL O. HIRSCH
                               ASSISTANT SECRETARY

INVESTMENT OBJECTIVE
     A mutual fund that seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding other Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                 [LOGO OMITTED]
                                 FLAG INVESTORS
                         INVESTING WITH A DIFFERENCE(R)

                                [GRAPHIC OMITTED]

                                 DOMESTIC EQUITY
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                    Top 50 US
                               Value Builder Fund

                              INTERNATIONAL EQUITY
                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME
                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                     Total Return U.S. Treasury Fund Shares

                                  MONEY MARKET
                            Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                              WWW.FLAGINVESTORS.COM

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.

                                                                     RESA (8/00)